Exhibit 10.1

EXECUTION VERSION

TENTH AMENDMENT TO
 MASTER REPURCHASE AGREEMENT

TENTH AMENDMENT TO MASTER REPURCHASE AGREEMENT, dated April 21, 2026 (this “Amendment”), is entered into by and between FS CREIT FINANCE BB-1 LLC, a limited liability company organized under the laws of the State of Delaware (“Seller”), and BARCLAYS BANK PLC, a public limited company organized under the laws of England and Wales (including any successor thereto, “Purchaser”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Master Repurchase Agreement (as defined below).

RECITALS

WHEREAS, Purchaser and Seller are parties to that certain Master Repurchase Agreement, dated as of February 22, 2021, as amended by the First Amendment to Master Repurchase Agreement, dated as of May 20, 2021, as further amended by the Second Amendment to Fee Letter and Second Amendment to Repurchase Agreement, dated as of August 5, 2021, as further amended by the Third Amendment to Master Repurchase Agreement, dated as of October 7, 2021, as further amended by the Fourth Amendment to Master Repurchase Agreement, dated as of January 18, 2022, as further amended by the Fifth Amendment to Master Repurchase Agreement, dated as of February 16, 2022, as further amended by the Sixth Amendment to Master Repurchase Agreement, dated as of June 7, 2022, and the Seventh Amendment to Master Repurchase Agreement, dated as of December 29, 2023, as further amended by the Eighth Amendment to Master Repurchase Agreement, dated as of February 21, 2025, and as further amended by the Ninth Amendment to Master Repurchase Agreement, dated as of April 1, 2025 (as so amended, the “Existing Repurchase Agreement” and, as further amended by this Amendment, and as hereafter further amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, the “Master Repurchase Agreement”); and

WHEREAS, the parties hereto desire to make certain amendments and modifications to the Existing Repurchase Agreement as further set forth herein.

NOW, THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE 1

AMENDMENT TO THE MASTER REPURCHASE AGREEMENT

(a)         Article 2 of the Existing Repurchase Agreement is hereby amended by amending the following defined term as follows:

“Availability Period” shall mean the period (i) beginning on the Closing Date and (ii) ending on February 21, 2029, or such later date as may be in effect pursuant to Article 3(f).

ARTICLE 2

REPRESENTATIONS

Seller represents and warrants to Purchaser, as of the date of this Amendment, as follows:

(a)           no Material Adverse Effect, Margin Deficit, Default or Event of Default has occurred and is continuing;

(b)           all representations and warranties made by it in the Existing Repurchase Agreement (other than those contained in Article 10(w), which shall be considered solely for the purpose of determining the Market Value and eligibility of the Purchased Assets, unless (i) Seller shall have made any such representations and warranties with actual knowledge that they were materially false or misleading at the time made; or (ii) any such representations and warranties have been determined by Purchaser in its sole and absolute discretion to be materially false or misleading on a regular basis) are true, correct and complete in all material respects with the same force and effect as if made on and as of the date hereof, except to the extent any such representation and warranty expressly refers to a prior date;

(c)           it is duly authorized to execute and deliver this Amendment and has taken all necessary action to authorize such execution, delivery and performance;

(d)           the person signing this Amendment on its behalf is duly authorized to do so on its behalf;

(e)           the execution, delivery and performance of this Amendment will not violate any Requirement of Law applicable to it or its organizational documents or any agreement by which it is bound or by which any of its assets are affected; and

(f)            this Amendment has been duly executed and delivered by it.

ARTICLE 3

CONDITIONS PRECEDENT

The effectiveness of this Amendment is subject to the delivery to Purchaser of the following:

(a)           Representations and Warranties. The representations and warranties of Seller set forth herein shall be true, correct, complete and accurate in all material respects as of the date hereof;

(b)           Delivery of Amendment. This Amendment shall have been delivered to Purchaser, duly completed and executed by each of the parties hereto; and

(c)           Expenses. To the extent Seller has received an invoice at least one Business Day prior to the date of the Amendment, Seller shall have paid the amounts set forth in Article 4 below.

ARTICLE 4

FEES

(a)           Seller shall pay to Purchaser, on or before February 21, 2028, the Funding Fee duea nd payable on such date; and

(b)          Seller shall pay on demand all of Purchaser’s reasonable out-of-pocket costs and expenses, including reasonable fees and expenses of attorneys, incurred in connection with the preparation, negotiation, execution and consummation of this Amendment.

ARTICLE 5

GOVERNING LAW

THIS AMENDMENT (AND ANY CLAIM OR CONTROVERSY HEREUNDER) SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO THE CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

ARTICLE 6

MISCELLANEOUS

(a)           Except as expressly amended or modified hereby, the Transaction Documents shallr emain in full force and effect in accordance with their terms and are hereby ratified and confirmed. All references to the Transaction Documents shall be deemed to mean the Transaction Documents as modified by this Amendment.

(b)          This Amendment may be executed in counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment in electronic format shall be as effective as delivery of a manually executed original counterpart of this Amendment.

(c)          The headings in this Amendment are for convenience of reference only and shall not affect the interpretation or construction of this Amendment.

(d)          This Amendment may not be amended or otherwise modified, waived or supplemented except as provided in the Master Repurchase Agreement.

(e)           This Amendment contains a final and complete integration of all prior expressions by the parties with respect to the subject matter hereof and shall constitute the entire agreement among the parties with respect to such subject matter, superseding all prior oral or written understandings.

(f)            This Amendment and the Master Repurchase Agreement, as amended hereby, are a single Transaction Document.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

PURCHASER:

BARCLAYS BANK PLC

By:	/s/Sabrina Khabie
	Name:	Sabrina Khabie
	Title:	Authorized Signatory

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[Barclays-FS CREIT – Tenth Amendment to Master Repurchase Agreement]

SELLER:

FS CREIT FINANCE BB-1 LLC

By:	/s/Brian Gold
	Name:	Brian Gold
	Title:	Chief Financial Officer

[Barclays-FS CREIT – Tenth Amendment to Master Repurchase Agreement]